SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report: May 5, 2003


                           LATINOCARE MANAGEMENT, INC.
               ---------------------------------------------------
                (Name of registrant as specified in its charter)



Nevada                            000-13215                  30-0050402
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

959 Walnut Avenue, Suite 250, Pasadena, California              91106
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(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (626) 583-1115
                                                      --------------

Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

                None.

Item 5.     Other Events

     The Company has changed its name from Latinocare Management Corp. to Roaming Messenger, Inc. effective on May 2, 2003.

Item 6.     Resignation and Appointment of Directors

                None.

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                         None.

                Pro Forma Financial Statements:

                         None.

                Exhibits:

                         None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2003                   LATINOCARE MANAGEMENT CORP.



                                    By: /s/ Jonathan Lei
                                        ----------------------------------------
                                        Jonathan Lei, President